UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 15, 2018
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☑

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) With the approval of the Audit Committee of Atlas Financial Holdings, Inc. (the “Corporation”), BDO USA, LLP ("BDO") was dismissed as the Corporation’s independent registered public accounting firm on June 15, 2018, to be effective as of the date of BDO's completion of the audit services for the quarter ended June 30, 2018 and filing the Corporation’s second quarter 2018 Form 10-Q with the Securities and Exchange Commission.

None of BDO's reports on the Corporation's financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the fiscal years ended December 31, 2016 and 2017 and the subsequent interim period through June 15, 2018, (1) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, and (2) no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K have occurred during the two most recent fiscal years and the subsequent interim period through June 15, 2018.

The Corporation has provided BDO a copy of the disclosures in this Form 8-K and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the Corporation's statements herein. A copy of BDO's letter dated June 18, 2018 is filed as Exhibit 16.1 to this Form 8-K.

(b) On June 15, 2018, the Corporation’s Board of Directors, with the approval of the Corporation's Audit Committee, approved the engagement of the firm of RSM US LLP (“RSM”) as the Corporation’s independent registered public accounting firm for the year ended December 31, 2018, subject to RSM's customary client acceptance procedures. Such engagement to commence with the review for the quarter ended September 30, 2018. During the fiscal years ended December 31, 2016 and December 31, 2017, and the subsequent interim period through June 15, 2018, neither the Corporation nor anyone acting on its behalf consulted with RSM regarding (1) either the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Corporation’s financial statements, nor did RSM provide a written report or oral advice to the Corporation that RSM concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions related to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Corporation has provided RSM a copy of the disclosures in this Form 8-K and the opportunity to furnish it with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Corporation's expression of its views, or the respects in which RSM does not agree with the Corporation's statements herein. RSM has not furnished any such letter to the Corporation.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
16.1	Letter of BDO USA, LLP, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Financial Holdings, Inc.

Date: June 18, 2018    By: /s/ Paul A. Romano
Name: Paul A. Romano
Title: Vice President and Chief Financial Officer